UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2021

GAN Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-39274	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Spectrum Center Drive, Suite 1900 Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (702) 964-5777

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value	GAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events

GAN Limited (“we,” “us,” and “our”) is filing this Current Report on Form 8-K (the “Form 8-K”) to reflect changes to the presentation of our financial information as set forth in our Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2021, in order to give effect to a change in our segment reporting.

Prior to January 1, 2021, we operated our business and reported our results through two segments – real money Internet gambling, or “RMiG”, and simulated online casino gaming, or “SIM”. With the acquisition of Vincent Group Limited (formerly Vincent Group p.l.c.) a Malta company (doing business as Coolbet), on January 1, 2021, we changed the way we operate our business and we now report our results through two new reportable segments: Business-to-Business (“B2B”) and Business-to-Consumer (“B2C”) (the “Segment Reorganization”). Our B2B segment develops, markets and sells instances of iSight Back Office and GameSTACK technology that incorporates comprehensive player registration, account funding and back-office accounting and management tools that enable the casino operator customers to efficiently, confidently and effectively extend their presence online in places that have permitted online real money gambling. Our B2C segment develops and operates a B2C online sports betting and casino platform accessible through its website in eight national markets across Northern Europe (Estonia, Finland, Iceland, Norway and Sweden), Latin America (Chile and Peru) and North America (Canada).

We are filing this Form 8-K to recast certain information in our 2020 Form 10-K to reflect this change in our reportable segments. This Form 8-K will permit us to incorporate the recast financial statements by reference, or otherwise, in future SEC filings. The information in this Form 8-K is not an amendment to the 2020 Form 10-K or a restatement of financial statements included therein.

This Form 8-K recasts the information in the following sections of our 2020 Form 10-K to reflect retrospective application of our segment changes to conform to the new segment presentation:

●	Part I, Item 1, Business
●	Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
●	Part II, Item 8, Financial Statements and Supplementary Data

In our Quarterly Report on Form 10-Q for the period ended March 31, 2021 (“2021 First Quarter Form 10-Q”), we adjusted the unaudited condensed consolidated financial statements for the three months ended March 31, 2020 to reflect the retrospective application of our segment change.

No items in the 2020 Form 10-K other than those identified above are being updated by this Form 8-K. Information in the 2020 Form 10-K is generally stated as of December 31, 2020 and this Form 8-K does not reflect any subsequent information or events other than the changes in segment reporting noted above. Without limiting the foregoing, this Form 8-K does not purport to update Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2020 Form 10-K for any information, uncertainties, transactions, risks, events, or trends occurring, or known to management, other than the events described above. For a discussion of events and developments subsequent to the filing of the 2020 Form 10-K, please refer to our SEC filings since that date. More current information is contained in our 2021 First Quarter Form 10-Q and our other filings with the SEC after March 31, 2021.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

On January 5, 2021, we filed a Current Report on Form 8-K to report our acquisition of Coolbet. In Item 9.01(b) of that Form 8-K we incorporated by reference to the Form F-1 Registration Statement (File No. 333-251163), initially filed by GAN Limited on December 7, 2020 (the “Form F-1”), the unaudited pro forma condensed combined financial information of GAN Limited which gives effect to the acquisition of Coolbet, including the unaudited pro forma condensed combined statement of financial position as of September 30, 2020, and the unaudited pro forma condensed combined income statements for the nine months ended September 30, 2020 and for the year ended December 31, 2019, and the notes related thereto, which unaudited pro forma financial information was prepared in accordance with International Financial Reporting Standards and International Accounting Standards and Interpretations, as issued by the International Accounting Standards Board (“IFRS”). We also disclosed that in response to our request, the Staff of the U.S. Securities and Exchange Commission notified us that, pursuant to its authority in Rule 3-13 of Regulation S-X, we were permitted to substitute the Article 11 of Regulation S-X (“Article 11”) pro forma financial information giving effect to our January 1, 2021 acquisition of Coolbet, prepared in accordance with IFRS and as included in the Form F-1, for the required Article 11 pro forma financial information, giving effect to the acquisition of Coolbet, prepared in accordance with U.S. GAAP that would otherwise be required for purposes of that Form 8-K.

We are including in this Form 8-K audited consolidated financial statements of Coolbet for the year ended December 31, 2020 and 2019. This Form 8-K will permit us to incorporate those consolidated financial statements by reference, or otherwise, in future SEC filings.

(b) Pro Forma Financial Information

We are also including in this Form 8-K an unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020, which gives effect to the Coolbet acquisition as if the acquisition had occurred on January 1, 2020. This Form 8-K will permit us to incorporate the pro forma financial information by reference, or otherwise, in future SEC filings.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of BDO LLP Independent Registered Public Accounting Firm for GAN Limited.
23.2	Consent of Grant Thornton, Independent Accountants for Vincent Group Limited (formerly Vincent Group p.l.c.)
99.1	Updated portions of the GAN Limited Annual Report on Form 10-K for the year ended December 31, 2020
99.2	Audited Consolidated Financial Statements of Vincent Group Limited (formerly Vincent Group p.l.c.) for the year ended December 31, 2020 and 2019
99.3	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAN Limited

Date: August 20, 2021	By:	/s/ Karen E. Flores
	Name:	Karen E. Flores
	Title:	Chief Financial Officer

-4-